SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of earliest event reported): August 29, 2001

                          AmerisourceBergen Corporation
             (Exact name of Registrant as specified in its charter)

          Delaware                    333-61440                23-3079390
(State or Other Jurisdiction      Commission File Number    (I.R.S. Employer
of Incorporation or Organization)                         Identification Number)
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                          1300 Morris Drive, Suite 100
                      Chesterbrook, Pennsylvania 19087-5594
   (Address, Including Zip Code, and Telephone Number, Including Area Code, of
                    Registrant's Principal Executive Offices)

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          (Former name or former address, if changed since last report)



Item 2.       Acquisition or Disposition of Assets
              ------------------------------------

              Effective August 29, 2001, pursuant to the Agreement and Plan of Merger (the "Merger Agreement"), dated as of March 16, 2001, among AmerisourceBergen Corporation, formerly known as AABB Corporation ("AmerisourceBergen"), AmeriSource Health Corporation ("AmeriSource"), Bergen Brunswig Corporation ("Bergen"), A-Sub Acquisition Corp. and B-Sub Acquisition Corp., AmeriSource and Bergen combined their businesses by merging with acquisition subsidiaries of AmerisourceBergen. As a result of these mergers, Bergen common stockholders received 0.37 of a share of AmerisourceBergen common stock for

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each share of Bergen they owned and AmeriSource common stockholders received one share of AmerisourceBergen common stock for each share of AmeriSource they owned.

              The issuance of AmerisourceBergen common stock under the Merger Agreement was registered under the Securities Act of 1933, as amended, pursuant to AmerisourceBergen's registration statement on Form S-4 (File No. 333-61440), as amended (the "Registration Statement"), filed with the Securities and Exchange Commission (the "SEC"). The Registration Statement was declared effective on July 31, 2001. The Joint Proxy Statement -- Prospectus of Bergen and AmeriSource filed with the SEC pursuant to Rule 424(b)(3) on August 1, 2001 (the "Joint Proxy Statement-Prospectus") contains additional information about this transaction. Pursuant to Rule 12g-3(c) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the AmerisourceBergen common stock is deemed to be registered under Section 12(b) of the Exchange Act. The AmerisourceBergen common stock has been approved for listing on the New York Stock Exchange and will trade under the ticker symbol "ABC". The description of AmerisourceBergen common stock contained under the caption "Description of AmerisourceBergen Capital Stock" in the Joint Proxy Statement -- Prospectus is incorporated by reference herein.

              The common stock of Bergen, the common stock of AmeriSource, the rights of Bergen, the rights of AmeriSource, the 6 7/8% Exchangeable Subordinated Debentures, due 2011, of Bergen and the 7 3/8% Senior Notes, due 2003, of Bergen were all registered pursuant to Section 12(b) of the Exchange Act and listed on the New York Stock Exchange. Each of Bergen and AmeriSource is de-listing its common stock and rights and Bergen is de-listing its 6 7/8% Exchangeable Subordinated Debentures, due 2011, and its 7 3/8% Senior Notes, due 2003, from the New York Stock Exchange and filing a Form 15 with the SEC to terminate such registrations under the Exchange Act.

              A press release issued by AmeriSource and Bergen regarding the consummation of the mergers under the Merger Agreement is attached hereto as
Exhibit 99.2 and is incorporated by reference herein in its entirety.

Item 5.        Other Events and Regulation FD Disclosure
               -----------------------------------------

              On August 29, 2001 in accordance with the Merger Agreement, Bergen and AmeriSource designated the following individuals to be directors of AmerisourceBergen.

Name                      Designee of       Class        Expiration of Initial
                                                         Term
Rodney H. Brady           Bergen            I            2002
James R. Mellor           Bergen            II           2003
Francis G. Rodgers        Bergen            III          2004
Richard C. Gozon          AmeriSource       II           2003


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J. Lawrence Wilson        AmeriSource       II           2003
Edward E. Hagenlocker     AmeriSource       III          2004


              In connection with such designation and in accordance with the Merger Agreement, Kurt J. Hilzinger and Neil F. Dimick resigned as members of the Board of Directors of AmerisourceBergen and the foregoing designees were appointed to the Board of Directors of AmerisourceBergen, joining Robert E. Martini, a class III director and Chairman of the Board, and R. David Yost, a class I director and President and Chief Executive Officer of AmerisourceBergen, on the Board of Directors.

Item  7.      Financial Statements and Exhibits
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              (A)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

              The consolidated financial statements of Bergen as of September 30, 2000 and 1999, and for the each of the three years ended September 30, 2000, 1999 and 1998 are incorporated by reference herein.

              The unaudited consolidated financial statements of Bergen as of June 30, 2001 and for each of the nine-months ended June 30, 2001 and 2000 are incorporated by reference herein.

              (B)      PRO FORMA FINANCIAL INFORMATION.

              Pro forma financial information will be filed by amendment to this Current Report.

              (C)      EXHIBITS.

                       2.1 Agreement and Plan of Merger, dated as of March 16, 2001, among AABB Corporation (now known as AmerisourceBergen Corporation), AmeriSource Health Corporation, Bergen Brunswig Corporation, A-Sub Acquisition Corp. and B-Sub Acquisition Corp. (incorporated by reference to Annex A to the Joint Proxy Statement -- Prospectus filed by AmerisourceBergen pursuant to Rule 424(b)(3) on August 1, 2001).

                       23.1 Consent of Deloitte & Touche LLP.

                       99.1 Financial Statements of Bergen (incorporated by reference to Bergen's Annual Report on Form 10-K for the year ended
September 30, 2000 filed on December 29, 2000 and to Bergen's Quarterly Report on Form 10-Q for the quarter ended June 30, 2001 filed on August 14, 2001(File no. 1-5110)).

                       99.2  Press Release, dated August 29, 2001.


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              Pursuant to the requirements of the Securities Exchange Act of
1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERISOURCEBERGEN CORPORATION

                                       By:
                                                /s/ William D. Sprague
                                           ------------------------------------
                                           Name:  William D. Sprague
                                           Title:  Vice President and Secretary




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                                  EXHIBIT INDEX

Number   Exhibit
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2.1      Agreement and Plan of Merger, dated as of March 16, 2001, among AABB
         Corporation (now known as AmerisourceBergen Corporation), AmeriSource Health Corporation, Bergen Brunswig Corporation, A-Sub Acquisition Corp. and B-Sub Acquisition Corp. (incorporated by reference to Annex A to the Joint Proxy Statement -- Prospectus filed by AmerisourceBergen pursuant to Rule 424(b)(3) on August 1, 2001).

23.1     Consent of Deloitte & Touche LLP.

99.1 Financial Statements of Bergen (incorporated by reference to Bergen's Annual Report on Form 10-K for the year ended September 30, 2000 filed on December 29, 2000 and to Bergen's Quarterly Report on Form 10-Q for the quarter ended June 30, 2001 filed on August 14, 2001(File no. 1-5110)).

99.2     Press Release, dated August 29, 2001.




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